UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

NUVEEN INVESTMENT TRUST II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice for Shareholders of Nuveen Winslow Large-Cap Growth ESG Fund (the “Fund”)

July 15, 2021

Although it is recommend that you read the complete Proxy Statement, for your convenience, brief overview of the proposal to be voted on is provided below.

Q.	Why am I receiving this Proxy Statement?

A.

At a meeting held on June 17, 2021, the Board of Trustees of the Fund (the “Board”) approved reclassifying the diversification status of the Fund from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction, subject to the approval of Fund shareholders (the “Proposal”). You are receiving the enclosed Proxy Statement in connection with a special shareholder meeting of the Fund to vote on the approval of the Proposal.

The Board unanimously recommends that you vote FOR the Proposal.

Your vote is very important. You are encouraged as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, the Fund may not be able to hold the meeting or the vote on the Proposal, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	Why am I being asked to approve changing the Fund’s diversification status?

A.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund is currently classified as “diversified”. As a diversified fund, the Fund is limited as to the amount it may invest in the securities of any single issuer. If shareholders approve changing the Fund’s classification from diversified to non-diversified, the Fund would be permitted to invest a larger portion of its assets in a smaller number of issuers, as described in greater detail in the Proxy Statement.

Nuveen Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser, and Winslow Capital Management, LLC, the Fund’s sub-adviser, believe that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s investment team increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000 Growth Index, has become more concentrated. Certain index constituents have grown to each represent more than 5% of the index and, at times, 25% or more of the index in the aggregate. As a diversified fund, the Fund is not able to invest in these large index constituents in similar proportions as the index. While the Fund is not an index fund, it does select securities from the index universe and its performance is measured against the index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large index constituents, if desired for investment purposes.

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Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call Computershare Fund Services, the Fund’s proxy solicitor, at 1-866-641-4227 with your proxy materials.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the meeting?

A.

The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if you were a shareholder of the Fund as of the close of business on June 18, 2021, or if you hold a valid proxy for the meeting. Shareholders will not be able to attend the meeting in person.

You will be able to attend the meeting online and submit your questions during the meeting by visiting meetings.computershare.com/MCGVC2D. You also will be able to vote your shares online by attending the meeting by webcast. To participate in the meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central Time on September 9, 2021. You are encouraged you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

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You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, hosting a virtual meeting is in the best interests of the Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote your proxy.

The Adviser recognizes the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board unanimously recommends that shareholders vote FOR the Proposal.

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333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Notice of Special Meeting

of Shareholders

to be held on September 9, 2021

Nuveen Winslow Large-Cap Growth ESG Fund

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen Investment Trust II, on behalf of its series Nuveen Winslow Large-Cap Growth ESG Fund (the “Fund”), will be held on Thursday, September 9, 2021, at 2:00 p.m., Central Time, for the following purpose and to transact such other business, if any, as may properly come before the Meeting:

Matter to Be Voted on by Shareholders:

1.

Approval to change the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. Shareholders of record as of the close of business on June 18, 2021 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A.

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Proxy Statement

July 15, 2021

This Proxy Statement is first being mailed to shareholders on or about July 19, 2021.

This Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Trust II (the “Trust”), on behalf of its series Nuveen Winslow Large-Cap Growth ESG Fund (the “Fund”), of proxies to be voted at the Special Meeting of Shareholders to be held on Thursday, September 9, 2021, at 2:00 p.m., Central Time (the “Meeting”), and at any and all adjournments, postponements or delays thereof.

Proposal

1.

Approval to change the Fund’s classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.

Voting Information

Shareholders of record as of the close of business on June 18, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person.

Shareholders will be able to attend the Meeting online and submit your questions during the Meeting by visiting meetings.computershare.com/MCGVC2D. Shareholders also will be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, shareholders will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the Q&A or this Proxy Statement.

On the proposals coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the change in the Fund’s classification under the 1940 Act and elimination the related fundamental investment restriction.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the single matter presented at the Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

For purposes of determining the approval of the proposal, abstentions will have the same effect as votes against the proposal. The vote required for the proposal is set forth under the description of the proposal below.

Shares Outstanding

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the close of business on June 18, 2021, there were 3,197,703.7180 Class A shares, 505,277.3240 Class C shares, 1,507,017.8770 Class R6 shares and 8,993,937.3990 Class I shares of the Fund outstanding. As of the Record Date, the Trustees and officers of the Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

PROPOSAL: CHANGE OF DIVERSIFICATION STATUS AND ELIMINATION OF FUNDAMENTAL INVESTMENT POLICY

Currently, the Fund is classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, the Fund is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Fund may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables).

Subject to approval of the Fund’s shareholders, the Board has approved a change to the Fund’s classification under the 1940 Act to a “non-diversified” company and a change to the Fund’s related fundamental investment restriction. This fundamental investment restriction, which may only be changed with shareholder approval, currently provides that the Fund, as a fundamental policy, may not “with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.” If shareholders approve changing the Fund’s classification from diversified to non-diversified, the corresponding fundamental investment restriction will be eliminated with respect to the Fund. No material changes to the Fund’s investment strategy are expected if shareholders of the Fund approve this proposal.

Nuveen Fund Advisors, LLC (the “Advisers”), the Fund’s investment adviser, and Winslow Capital Management, LLC, the Fund’s sub-adviser, believe that changing the Fund’s classification to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers increased flexibility to better implement the Fund’s investment strategy while remaining compliant with the limits of the 1940 Act. The Fund’s benchmark index, the Russell 1000 Growth Index, has become more concentrated. Certain index constituents have grown to each represent more than 5% of the index and, at times, 25% or more of the index in the aggregate. As a diversified fund, the Fund is not able to invest in these large index constituents in similar proportions as the index. While the Fund is not an index fund, it does select securities from the index universe and its performance is measured against the index. Changing the Fund’s status to non-diversified would give the Fund’s portfolio managers enhanced flexibility to invest a greater portion of the Fund’s assets in one or more of these large index constituents, if desired for investment purposes.

If shareholders of the Fund approve this proposal, the Fund may be subject to additional investment risks. As a “non-diversified” fund, the Fund would be permitted to invest a greater percentage of its assets in fewer issuers than a “diversified” fund. As a result, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. To the extent that such issuers operate in the same or similar industry sectors, the Fund may be more susceptible to a single economic, business, political or regulatory occurrence. Accordingly, if shareholders of the Fund approve this proposal, the Fund could be subject to greater risk than it currently is subject to as a “diversified” fund.

Even if shareholders of the Fund approve this proposal, the Fund intends to continue to comply with federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, the Fund operates as a “regulated investment company.” As a regulated investment company under the IRC, the Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These federal tax diversification requirements, or the Fund’s determination to comply with them, may change in the future without shareholder approval.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. As a result, at times, the Fund may not take advantage of the greater flexibility afforded a non-diversified fund.

The Board considered the recommendations of the Adviser to change the Fund’s classification to non-diversified and to eliminate the Fund’s related fundamental investment restriction. The Board considered all relevant factors, including the potential impact on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposed change for the Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in the Fund’s classification to “non-diversified” and the elimination of the Fund’s related fundamental investment restriction.

The Board recommends that you vote FOR this proposal.

Shareholder Approval

The proposal must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the above proposal, abstentions will have the same effect as shares voted against the proposal. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. Because the single matter presented at the Meeting is a “non-routine” matter for which a broker or nominee does not have discretionary voting power under New York Stock Exchange rules, the Fund does not expect there to be any broker non-votes at the Meeting.

If approved by shareholders of the Fund, the change in diversification status and removal of the fundamental investment restriction will become effective when the Fund’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the approval of the

Proposal. If the proposal is not approved by the Fund’s shareholders, the Fund will remain diversified and the current fundamental investment policy will remain in effect and the portfolio managers will continue to manage the Fund pursuant to its applicable investment policies, parameters and restrictions and in light of prevailing market and economic conditions.

ADDITIONAL INFORMATION

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. Shareholders are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. Shareholders will not be able to attend the Meeting in person.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting meetings.computershare.com/. You also will be able to vote your shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at 2:00 p.m., Central Time on September 9, 2021. You are encouraged to access the meeting prior to the start time leaving ample time for the check in.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and e-mail address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by e-mail after your registration materials are received.

Requests for registration should be directed to us by e-mailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

The persons who held of record more than 5% of any class of shares of the Fund, as of the Record Date, are set forth on Appendix A. To the knowledge of the Fund, as of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix A.

Information About the Adviser and Distributor

The Adviser

Nuveen Fund Advisors, the Fund’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser is located at

333 West Wacker Drive, Chicago, Illinois 60606. The Adviser is a subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of May 31, 2021, Nuveen managed approximately $1.2 trillion in assets, of which approximately $178.1 billion was managed by the Adviser.

The Adviser has selected its affiliate, Winslow Capital Management, LLC, (“Winslow”) located at 4400 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, to serve as sub-adviser to the Fund. The Winslow manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of the Adviser. Winslow is organized as a Delaware limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. As of May 31, 2021, Winslow managed approximately $28.6 billion in assets.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Fund’s shares.

Shareholder Proposals

The Trust generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of the Trust should send their written proposal to the Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and include the name of the Fund. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be allocated to the Fund. Because the Fund is operating above its expense cap, it is anticipated that the Adviser will reimburse all of the direct expenses of the proxy solicitation that will allocated to the Fund, estimated to be approximately $300,000. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies. An estimated cost of $7,500 plus reasonable expenses is expected for services provided by Computershare Fund Services.

Fiscal Year

The Fund’s fiscal year end is July 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of the Fund following the applicable period. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report, proxy statement or notice of internet availability of proxy materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report, proxy statement, or notice of internet availability of proxy materials, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 9, 2021

The Fund’s proxy statement is available at www.nuveenproxy.com/Mutual-Fund-Proxy-Information/. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

General

The Adviser does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning 10 days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person (virtually) or represented by proxy at the Meeting. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders. Any meeting of Shareholders may be postponed prior to the meeting by the Board and will be communicated by announcement to the shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Mark J. Czarniecki

Vice President and Secretary

July 15, 2021

Appendix A

LIST OF HOLDERS OF MORE THAN 5%

OF ANY CLASS OF SHARES IN THE FUND

As of June 18, 2021, the following record owners of the Fund and each class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Class	Name and Address of Owner	Percentage of Ownership	Number of Shares Owned
A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	18.88%	603,620.4210
A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	10.05%	321,256.4990
A	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.19%	293,738.3090
A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	6.11%	195,524.8400
A	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.82%	186,156.9050
A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.70%	182,121.5300
C	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	25.43%	128,485.9500

Class	Name and Address of Owner	Percentage of Ownership	Number of Shares Owned
C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	21.54%	108,834.8860
C	LPL Financial 4707 Executive Dr San Diego CA 92121-3091	10.96%	55,394.3290
C	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	7.26%	36,682.5290
C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	6.14%	31,005.5580
C	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	5.87%	29,637.8410
C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.38%	27,161.8860
R6	Voya Institutional Trust Company As Trustee or Custodian Fors Core Market Retirement Plans 30 Braintree Hill Office Park Braintree MA 02184-8747	49.90%	752,009.1470
R6	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	14.26%	214,910.0920
R6	Order of St Benedict 2850 Abbey Plaza PO Box 2222 Collegeville MN 56321-2222	11.25%	169,551.9670
R6	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	8.50%	128,053.4920

Class	Name and Address of Owner	Percentage of Ownership	Number of Shares Owned
I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	22.00%	1,978,624.7210
I	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	14.09%	1,267,065.6060
I	Wells Fargo Bank NA FBO The City of St Louis Pub Emp DC C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	12.47%	1,121,171.0680
I	JP Morgan Chase Bank NA FBO TIAA-CREF Trust Co as Cust For IRA Clients 4 Metrotech Ctr Brooklyn NY 11245-0004	7.05%	633,860.4000
I	Vanguard Fiduciary Trust Company 400 Devon Park Drive Wayne PA 19087-1816	5.58%	501,838.2440

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	WIN 0921

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetings.computershare.com/MCGVC2D

on September 9, 2021 at 2:00 p.m., Central Time.

To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

NUVEEN WINSLOW LARGE-CAP GROWTH ESG FUND A SERIES OF NUVEEN INVESTMENT TRUST II SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 9, 2021

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Winslow Large-Cap Growth ESG Fund (the “Fund”), a series of Nuveen Investment Trust II, a Massachusetts business trust, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetings.computershare.com/MCGVC2D, on September 9, 2021, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Winslow Large-Cap Growth ESG Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

NWL_32223_071221

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Winslow Large-Cap Growth ESG Fund

Special Meeting of Shareholders to Be Held Virtually on September 9, 2021.

The Proxy Statement for this meeting is available at

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal

1.	To approve a change to the Nuveen Winslow Large-Cap Growth ESG Fund’s (the “Fund”) classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Fund’s related fundamental investment restriction.	FOR AGAINST ABSTAIN ☐ ☐ ☐

2.	To transact such other business as may properly come before the Special Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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